      As filed with the Securities and Exchange Commission on May 12, 1998
                                                      Registration No. 333-13497
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             -----------------------

                             PATTERSON ENERGY, INC.
               (Exact name of registrant as specified in charter)

           Delaware                                      75-2504748
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

                               4510 Lamesa Highway
                               Snyder, Texas 79549
                                 (915) 573-1104

   (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)

                                Cloyce A. Talbott
                               4510 Lamesa Highway
                               Snyder, Texas 79549
                                 (915) 573-1104

    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

                            Thomas H. Maxfield, Esq.
                                Baker & Hostetler
                           303 East Seventeenth Avenue
                                   Suite 1100
                             Denver, Colorado 80203


                             -----------------------



         IN ACCORDANCE WITH THE UNDERTAKING CONTAINED IN PARAGRAPH 1(C) OF ITEM 17, "UNDERTAKING," IN PART II OF THE ORIGINAL FILING OF THE REGISTRATION STATEMENT, THE REGISTRANT HEREBY REMOVES 50,000 SHARES FROM REGISTRATION HEREUNDER, WHICH SHARES REMAINED UNSOLD AT THE TERMINATION OF THE OFFERING.



                             -----------------------


         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Snyder, State of Texas on the 12th day of May, 1998.

                                   PATTERSON ENERGY, INC.



                                   By:  /s/ A. Glenn Patterson
                                      ----------------------------------------
                                        A. Glenn Patterson, President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed as of May 12th, 1998, by the following persons in the capacities indicated:


                 /s/ Cloyce A. Talbott                           Chairman of the Board, Director and Chief Executive
-------------------------------------------------------          Officer
                   Cloyce A. Talbott
              Principal Executive Officer

                 /s/ A. Glenn Patterson                          President, Chief Operating Officer and Director
-------------------------------------------------------
                  A. Glenn Patterson

                  /s/ Robert C. Gist                             Director
-------------------------------------------------------
                    Robert C. Gist

                         *                                       Director
-------------------------------------------------------
                   Kenneth E. Davis

                         *                                       Director
-------------------------------------------------------
                 Vincent A. Rossi, Jr.

                 /s/ James C. Brown                              Vice President--Finance, Secretary and Treasurer and
-------------------------------------------------------          Chief Financial Officer
                     James C. Brown
            (Principal Accounting Officer)


*By:              /s/  Cloyce A. Talbott
     --------------------------------------------------
         Cloyce A. Talbott, Attorney-in-Fact



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